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           Consent of Independent Registered Public Accounting Firm

The Board of Directors
GE Life and Annuity Assurance Company
  and
Contract Owners
GE Life & Annuity Separate Account 4:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.

Our report on the consolidated financial statements of GE Life and Annuity Assurance Company and subsidiary dated February 6, 2004 refers to a change in accounting for goodwill and other intangible assets in 2002 and derivative instruments and hedging activities in 2001.

                                          /s/  KPMG LLP

Richmond, Virginia
December 15, 2004